UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2019

_______________________________________________________________

COSMOS GROUP HOLDINGS INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-55793	22-3617931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Rooms 1705-6, 17th Floor, Tai Yau Building,

No. 181 Johnston Road

Wanchai, Hong Kong

(Address of principal executive offices) (Zip Code)

+852 3643 1111
(Registrant’s telephone number, including area code)

_______________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses. Such forward-looking statements include, among others, those statements including the words "expects," "anticipates," "intends," "believes" and similar language. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the sections "Description of Business," "Risk Factors" in our annual report on Form 10-K. You should carefully review these risks and the risks described in other documents we file from time to time with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report. We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this document.

Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.

All references in this Form 8-K to the "Company," "we," "us" or "our" are to Cosmos Group Holdings, Inc. on a consolidated basis.

Item 1.02. Termination of a Material Definitive Agreement

On December 23, 2019, the board of directors of Cosmos Group Holdings Inc., a Nevada corporation (“we”, “us” or “COSG”), approved the termination of that certain Share Exchange Agreement (the “Share Exchange Agreement”), by and among COSG, Hong Kong Healthtech Limited, a limited company organized under the laws of Hong Kong (“HKHL”), and Wing Lok Jonathan SO (“SWL”), dated July 19, 2019, and that certain Intellectual Property Ownership and License Agreement with HKHL, 深圳傅正勤教育科技有限公司Shenzhen Fu Zheng Qin Education Technology Limited (formerly known as Shenzhen Yongle Innovative Education Limited) (“SZFZQ”) and their affiliates (the “IP License Agreement”), dated July 19, 2019. The termination of the Share Exchange Agreement was effectuated in accordance with the terms of that certain Termination Agreement made effective December 27, 2019, by and among COSG, on the one hand, and HKHL and SWL, on the other hand (the “Share Exchange Termination Agreement”). The termination of the IP License Agreement was effectuated in accordance with the terms of that certain Termination Agreement made effective December 27, 2019, by and among COSG, HKHL, SZFZQ and their affiliates (the “IP License Termination Agreement”). As a result of the termination of the Share Exchange Agreement and IP License Agreement, 5,100 Ordinary Shares of HKHL will be returned to SWL and the 6,232,951 shares of our common stock issued in exchange therefor will be returned to us for cancellation.

HKHL and SZFZQ will continue its relationship with COSG as a key supplier of educational content pursuant to that certain Supply and Service Agreement (the “Supply and Service Agreement”) with HKHL and SZFZQ dated December 24, 2019, which agreement was filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission December 27, 2019. COSG believes that positioning HKHL as a key supplier will allow COSG to broaden its base of content suppliers. Management believes that a more diverse supplier base will allow us to strengthen our position in the market while mitigating some of the socio-political challenges currently occurring in Hong Kong.

The foregoing descriptions of the Share Exchange Termination Agreement and the IP Termination Agreement are qualified in their entirety by reference to such agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Number	Exhibits
10.1	Termination Agreement, by and among Cosmos Group Holdings Inc., on the one hand, and Hong Kong Healthtech Limited, a limited liability company organized under the laws of Hong Kong, and Wing Lok Jonathan SO, made effective December 27, 2019.
10.2	Termination Agreement, by and among Cosmos Group Holdings Inc., Hong Kong Healthtech Limited, a limited liability company organized under the laws of Hong Kong,深圳傅正勤教育科技有限公司Shenzhen Fu Zheng Qin Education Technology Limited (formerly known as Shenzhen Yongle Innovative Education Limited) and their affiliates, made effected December 27, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS GROUP HOLDINGS INC.
Dated: December 27, 2019

	By:	/s/ Miky Y.C. Wan
Miky Y.C. Wan
Chief Executive Officer and President

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